EXHIBIT 99.3

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of the 30th day of June, 2003, by and among THE TORRANCE COMPANY, a California partnership (“TTC”), CARSON-MADRONA CO., a California partnership (“CMC”), THE GUILFORD GLAZER TRUST OF 1984 (“GG”), each of TTC, CMC and GG having an office address c/o James L. Krasne, a Professional Corporation, 9440 Santa Monica Boulevard, Suite 610, Beverly Hills, California 90210 and hereinafter referred to collectively, and jointly and severally, as “Seller”, and THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address at 1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209, Attn:  Greg Neeb (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement, dated as of May 1, 2003 (the “Agreement”); all capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement; and

WHEREAS, Seller and Purchaser desire to amend and modify the Agreement as hereinafter set forth.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Seller and Purchaser agree that the Agreement is amended as follows:

1.               Purchaser has advised Seller that Purchaser only objects to two (2) matters which it has learned of since the date of the Agreement with respect to the Property (the “Diligence Matters”):  (i) Purchaser has discovered certain asbestos containing materials at the Property, per the Purchaser’s Notice, dated as of June 2, 2003, and the Limited Asbestos Investigative Survey Report, dated as of June 20, 2003, prepared by ATC Associates Inc., and (ii) Seller has informed Purchaser that a certain portion of The Good Guys, Inc. premises is not located on the Property, per the certificate delivered by Seller to Purchaser at the Closing pursuant to Section 11.06(b).  Purchaser shall be entitled to a credit at the Closing in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) in full discharge of any claims or liabilities on the part of Seller relating to the Diligence Matters.

2.               Seller and Purchaser hereby agree that the Closing Date shall be June 30, 2003.  If the Closing occurs on June 30, 2003, but has not occurred by 1:00 p.m. New York City time on June 30, 2003 (i.e., the Escrow Agent is not prepared/permitted to wire the funds to Seller in accordance with the adjustment statement executed on the date hereof by 1:00 p.m. New York City time), the Adjustment Point for the purposes of apportionments and adjustments of the Purchase Price under Article IX shall be 11:59 p.m. on June 30, 2003.  In such event, the $85,000 credit to Purchaser set forth in the adjustment statement executed on the date hereof shall be credited for the benefit of Seller in the post-Closing adjustments performed pursuant to Article IX.

3.               Purchaser hereby covenants and agrees that to the extent that, after the Closing Date, (i) any supplemental real property taxes are assessed with respect to the Property pursuant to the provisions of Chapter 3.5 (commencing with §75) of the Revenue and Taxation Code of the State of California (the “CA Tax Code”) and are attributable to changes in ownership or completion of construction occurring prior to the Closing Date, or (ii) any escaped assessments of real property taxes are assessed with respect to the Property for the period prior to the Closing Date pursuant to Article 3 (commencing with §501) or Article 4 (commencing with §531) of Chapter 3 of Part 2 of Division 1 of the CA Tax Code, Purchaser shall (A) promptly notify Seller of such assessments and provide Seller with copies of any relevant information relating to same in Purchaser’s possession; and (B) if Purchaser decides not to contest and/or appeal such assessments (which decision Purchaser shall relate to Seller within ten (10) Business Days of receipt of such assessments), permit Seller to expeditiously do so by an appropriate legal proceeding conducted in good faith to the extent permitted by applicable law and at Seller’s sole cost and expense; provided, however, that Purchaser shall not incur liability to Seller if Purchaser inadvertently fails to notify Seller pursuant to clause (A) above if Seller’s rights to contest same are not materially prejudiced as a result of such failure.  Purchaser shall cooperate reasonably with Seller, at Seller’s sole cost and expense, in connection with any such contest and/or appeal of such assessments.

4.               Seller hereby agrees that the indemnification by Purchaser of the Indemnified Seller Persons under Section 15.07 of the Agreement shall not include any Losses incurred or suffered by any Indemnified Seller Person that result from, relate to or arise out of any of Seller’s obligations pursuant to that certain Indemnity Agreement, dated as of April 11, 2002, made by Carson-Madrona Co. and The Torrance Company in favor of Macy’s West, Inc. and Federated Western Properties, Inc.  For clarification purposes, by virtue of the transactions being consummated pursuant to the Agreement and the documents and instruments executed and delivered on the Closing Date, Seller shall not assume and shall not be deemed to have assumed any of Seller’s obligations pursuant to such Indemnity Agreement.

5.               GG hereby certifies to Purchaser that 3.6014% of $442,000,000.00 shall be apportioned to GG by Seller at the Closing, representing the total sale price of the portion of the Property owned directly by GG.  Accordingly, the sum of $530,606, representing 3 1/3% of such apportioned amount, shall be withheld by Escrow Agent at Closing to be submitted to the California Franchise Tax Board, together with Form 597, completed by Escrow Agent.

6.               Seller hereby agrees to execute and deliver, and cause its affiliate, Emerik Properties Corp., to execute and deliver, to Purchaser, at Purchaser’s sole cost and expense, such instruments of transfer or other documents as may be reasonably requested by Purchaser in order to transfer to Purchaser all of Seller’s and Emerik Properties Corp.’s rights with respect to the operation at the Property of a lottery kiosk licensed by the State of California for the sale of lottery tickets and novelty items (the “Lottery Operation”), including, without limitation, Seller’s right, title and interest in and to that certain License Agreement, dated as of February 6, 2003, between TTC, as licensor, and Mark Madura, as licensee.  Seller agrees to use good faith efforts to, and cause Emerik Properties Corp. to use good faith efforts to, comply with all rules and regulations applicable to the sale of California lottery tickets from the lottery kiosk and to retain their respective rights in and to the Lottery Operation until such time as same can be transferred to Purchaser.  All proceeds from the Lottery Operation received by Seller on or after the Closing Date shall be immediately paid to Purchaser.  This Paragraph 6 of this Amendment shall survive the Closing.

7.               After the Closing, Purchaser shall make a written request to Sears, Roebuck & Co. (“Sears”) to discuss with Seller the $7,186.31 payment Seller made to Sears under protest on June 27, 2003 and to respond to the letter to Sears from TTC dated as of May 1, 2003.

8.               At the request of Purchaser, within ninety (90) days following the Closing Date, Seller shall, at Seller’s expense, remove the chain link fence enclosing a storage area located in the northwestern-most corner of the parking area beneath Easement Parcel X-AR10 on the Survey and to stripe the storage area for parking use for no less than eight (8) parking spaces.  In such event, Purchaser shall, at Purchaser’s expense, cause any of Purchaser’s property located in such storage area to be removed prior to the commencement of such striping.

9.               Seller confirms to Purchaser that prior to the date hereof Seller has delivered checks to the following tenants at the Property in the stated amounts:  (i) Aeropostale - $4,055.67; (ii) AT&T - $25,210.00; (iii) Disney Store - $3,565.19; (iv) Naturalizer West - $7,768.30; (v) Sparrow’s Hallmark - $2,500.00; and (vi) Sears, Roebuck & Co. - $7,186.31.

10.         Except as amended hereby, the terms and provisions of the Agreement remain unmodified and in full force and effect and are hereby in all respects ratified and confirmed.

11.         This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts together shall constitute one and the same instrument.  This Amendment may be executed by facsimile signature.

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IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed as of the day and year first above written.

SELLER:

THE GUILFORD GLAZER TRUST OF 1984

/s/ GUILFORD GLAZER
Guilford Glazer, as Trustee

[Seller’s signatures continue on the following page]

THE TORRANCE COMPANY

a California partnership

By its Partners:

Emerson U. Glazer 1976 Trust A		Emerson Glazer Trust of 1989
Emerson U. Glazer 1976 Trust B
Emerson U. Glazer 1976 Trust C
Erika J. Glazer 1976 Trust A		By:	/s/ JOHN A. RUSKEY
Erika J. Glazer 1976 Trust B			John A. Ruskey, Trustee
Erika J. Glazer 1976 Trust C

Erika Glazer Trust of 1985

By:	/s/ JAMES A. JONES
	James A. Jones	By:	/s/ERICKA J GLAZER
	Co-Trustee		Erika J. Glazer, Trustee

Emerik Properties Corp.
By:	/s/ JAMES L. KRASNE	a California corporation
James L. Krasne
Co-Trustee
		By:	/s/ EMERSON U. GLAZER
Emerson U. Glazer
Chairman and COO

		By:	/s/ ERIKA J.GLAZER
Erika J. Glazer
Vice President and CEO

[Seller’s signatures continue on the following page]

CARSON-MADRONA CO.

a California partnership

By its Partners:

The Guilford Glazer Trust of 1984		The Torrance Company a California partnership By its Partners:

By:	/s/ GUILFORD GLAZER
	Guilford Glazer, Trustee	Emerson U. Glazer 1976 Trust A
Emerson U. Glazer 1976 Trust B
Emerson U. Glazer 1976 Trust C
Emerson U. Glazer 1971 Trust		Erika J. Glazer 1976 Trust A
Erika J. Glazer 1976 Trust B
Erika J. Glazer 1976 Trust C
By:	/s/ JAMES A. JONES
	James A. Jones	By:	/s/ JAMES A. JONES
	Co-Trustee	James A. Jones
Co-Trustee

By:	/s/ JAMES L. KRASNE	By:	/s/ JAMES L. KRASNE
	James L. Krasne	James L. Krasne
	Co-Trustee	Co-Trustee

Emerson Glazer Trust of 1989
Erika J. Glazer 1971 Trust
		By:	/s/ JOHN A. RUSKEY
John A. Ruskey, Trustee
By:	/s/ JAMES A. JONES
	James A. Jones	Erika Glazer Trust of 1985
Co-Trustee
		By:	/s/ERICKA J GLAZER
Erika J. Glazer, Trustee
By:	/s/ JAMES L. KRASNE
	James L. Krasne	Emerik Properties Corp.
	Co-Trustee	a California corporation

		By:	/s/ EMERSON U. GLAZER
Emerson U. Glazer
Chairman and COO

		By:	/s/ERICKA J GLAZER
Erika J. Glazer
Vice President and CEO

PURCHASER:

THE MILLS LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	The Mills Corporation,
a Delaware corporation,
its general partner

By:	/s/ GREG NEEB
Name: Greg Neeb
Title: Executive Vice President Chief Investment Officer Investor Relations